Exhibit 99.1 June investor meetings June 2020 Improving the experience of a world in motion 1 Adient – Improving the experience of a world in motion

Important information Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to close the sale of its fabrics business, including receipt of necessary regulatory approvals, the ability of Adient to close the transactions subject to the Yanfeng agreement, the ability of Adient to effectively launch new business at forecasted and profitable levels, the ability of Adient to execute its turnaround plan, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the impact of tax reform legislation through the Tax Cuts and Jobs Act, the ability of Adient to meet debt service requirements, terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 filed with the SEC on November 22, 2019 and subsequent quarterly reports on Form 10-Q filed with the SEC, as well as within Adient’s Current Report on Form 8-K filed on April 20, 2020, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. Reconciliations of non-GAAP measures related to FY2020 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations. 2 Adient – Improving the experience of a world in motion

Operations and restart status > Plants have reopened with a primary focus on team member safety − We are utilizing our Adient COVID-19 Return To Work Guide − Several plants have received positive feedback about their preparations − We continue to learn and adjust our COVID-19 controls as more plants restart > The APAC market and operations continue to trend in a positive direction − China operation 100% returned to pre COVID-19 level − China auto sales y-o-y volume growth continues to improve sequentially (preliminary data shows May wholesale up 9% y-o-y while retail flat at 0%); vehicle mix remains favorable; certain Asia countries (e.g., Malaysia) also shows early sign of market recovery (significant sequentially sales improvement over Apr) − 85+% APAC JIT plants reopened business in early June, with most remaining ones scheduled to reopen by Jun 7th − Multiple cost reduction initiatives executed over the past several months is driving strong margin performance > Operations in EMEA and Americas continue to ramp up production as customers increase output > In EMEA, May’s increase in production volume progressed in-line with expectations, but remains well below year ago levels (Adient’s revenue running ~40% of pre-COVID levels); sequential improvement expected in June > In Americas, a majority of Adient’s plants have restarted; truck volumes have been strong through the restart (certain customers have produced at higher than expected volumes, others have produced at much lower than pre-COVID levels) > Focus area remains the reopening of Mexico’s automotive business > As temporary cash conservation actions begin to reverse (e.g. furlough direct / salary plant workers), Adient is executing structural rightsizing actions to align its cost base to an expected smaller sales environment 3 Adient – Improving the experience of a world in motion

Resizing the organization for expected lower industry sales

ADIENT

Immediate cash conservation actions (temporary in nature)

Above plant, plant and JVs

- Salaried compensation actions
- Filling open positions put on hold
- Furlough direct/salary plant workers
- Delay merit increase, reduce travel, eliminate overtime, curtail discretionary spend
- Reduce engineering costs
- Identify subsidy opportunities from local governments
- Identify opportunities to optimize cash

March > April > May

Rightsizing actions to align with a smaller auto industry (structural)

Above plant

- Reductions being implemented across the company to align cost structure to expected lower vehicle build
- Reductions from recent attrition, cancellation of open positions, forced exits, discretionary spend reductions

Operations

- Operations teams in process of finalizing approach to align cost structure and capacity to lower volume levels
- Intense focus on cap-ex rationalization
- Aligning with customer plans on upcoming new programs to contain / defer spend

June - September

Immediate / temporary actions

- Actions initiated in 2020 to reduce labor costs, reduce variable overhead and reduce other SG&A reduced monthly burn rate (defined as net cash outflow associated with operating the company) from ~$300M to ~$175M (total Adient)

Structural actions to rightsize the business

- Above plant and operations teams aligning cost structure and capacity to expected lower volume levels
- Laser focus on cash flows

4 Adient – Improving the experience of a world in motion

Recent examples of rightsizing actions… more to come

ADIENT

Above plant and JVs

- Streamlined, delayered and continued decentralization of central reporting functions (e.g. business development and legal reporting up to CFO, central HR responsibilities moved to regions, etc.)
- Executed forced reductions in Americas and central functions the last week in May (~70 employees impacted with an expected annual savings of ~$14M)
- Implemented a salary reduction and restricted share unit (RSU) replacement program for certain employees in the U.S. (~400,000 shares to be issued / cash saving of ~$6M - $7M)

Plant and JVs (focus on footprint / capacity utilization)

- Reduced footprint in Plymouth, MI (closure of two satellite office buildings)
- Closed three plants in Thailand, consolidated into one plant in Banpho
- Redeployed equipment across site to reduce costs and maximize outputs
  - Moving underutilized Indonesia foam line to South Africa for Ford business, re-sourcing foam from Thailand
  - Reusing weld cells (laser weld cell from China JV to Thailand), cutters (Thailand to India) and sewing machines on new launch programs
  - Redeployed testing equipment from Adient Wuxi lab to GAAS to enhance product development capabilities for Japanese OEMs
- Cancellation of new Malaysia footprint in Tanjung Malim

Extreme focus on capital driving spending levels significantly lower

- Numerous actions driving structural changes in cost base
  - Goal is to reduce breakeven point to be cash flow positive in a 20% down market
- Identified and executing cost reductions of $75M - $100M (vs. 2019) within central functions and region specific actions (majority of actions expected to be implemented over next 12 months, full run rate expected by fiscal 2021 year end).
- A significantly lower cost base combined with continued operational improvements and a strengthening platform portfolio (increased mix of alternative propulsion platforms) is expected to drive increased profitability and cash flow

5 Adient – Improving the experience of a world in motion

Key takeaways Turnaround actions Proactive actions taken to Rightsizing the business Post-COVID accelerating address COVID-19 for a smaller sales environment ▪ Supported by the ▪ Implemented ▪ Expecting lower ▪ Expect to have acceleration of self- numerous short term demand / production sizable cash balance help initiatives, measures to after production as business returns Adient was on pace conserve liquidity resumes, Adient is to “steady state” to beat its 2020 and reduce cash executing structural ▪ Plan is to pay down financial targets burn from ~$300M / actions to reduce debt prior to COVID-19 month to $175M fixed costs ▪ Cost reductions ▪ Significant y-o-y (assuming production (headcount, external should allow margin fully shutdown in improvement spend, etc.) improvement and Americas and EMEA) achieved ▪ Goal is to reduce deleveraging as ▪ (operational & Raised additional breakeven point to be production returns financial) first half liquidity of $600M to cash flow positive in a 2020 vs first half “weather the storm” “20% down” market 2019 Note: cash burn defined as net cash outflow associated with operating the company 6 Adient – Improving the experience of a world in motion